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                                                                   EXHIBIT 10(y)

                   SECOND AMENDMENT TO TRUST AGREEMENT NO.  5
                   ------------------------------------------
       This Second Amendment to Trust Agreement made on April 9, 1991, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs") and Ameritrust Company National Association, a national banking association, as trustee (the "Trustee");

                               W I T N E S S T H:
                               ------------------

       WHEREAS, on October 28, 1987, Cleveland-Cliffs and the Trustee entered into a Trust Agreement ("Trust Agreement");
       WHEREAS, on May 12, 1989, Cleveland-Cliffs and the Trustee entered into Amendment No. 1 to Trust Agreement;
       WHEREAS, the Trust Agreement, as so amended, is for the purpose of providing benefits under the Cleveland-Cliffs Inc Voluntary Non-Qualified Deferred Compensation Plan; and
       WHEREAS, Cleveland-Cliffs has reserved the right, with the Trustee, pursuant to Section 12 of the Trust Agreement, to amend the Trust Agreement without the consent of any Trust Beneficiaries, as defined in the Trust Agreement.
       NOW, THEREFORE, Cleveland-Cliffs and the Trustee hereby agree that the Trust Agreement shall be amended as follows:
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       1.     The Trust Agreement is hereby renamed "Trust Agreement No. 5, and each reference in such Trust Agreement No. 5 to "Trust Agreement" shall be amended to read "Trust Agreement No. 5."
       2.     The second WHEREAS clause is amended by deleting the words "in the event of a 'Change of Control' (as defined herein)" from the end thereof.
       3.     Section 1(a) is amended to read as follows:
              1. Trust Fund: (a) Subject to the claims of its creditors to the extent set forth in Section 3 hereof, Cleveland-Cliffs (i) hereby deposits with the Trustee in trust Ten Dollars ($10.00) which shall become the principal of this Trust, and (ii) Cleveland-Cliffs may from time to time make additional deposits of cash or other property in the Trust to augment such principal. The principal and income of the Trust shall be held, administered and disposed of by the Trustee as herein provided, but no payments of all or any portion of the principal of the Trust or earnings thereon shall be made to Cleveland-Cliffs or any other person or entity on behalf of Cleveland-Cliffs except as herein expressly provided.
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       4.     The first sentence of Section l(b) is amended to read as follows:
                     (b)    The Trust hereby established shall be irrevocable.
       5.     Section 1(c) is amended to read as follows:
                     (c)    Upon the earlier to occur of (i) a Change of
              Control or (ii) a declaration by the Board of Directors of Cleveland-Cliffs that a Change of Control is imminent, Cleveland-Cliffs shall promptly, and in any event within five (5) business days, transfer to the Trustee to be added to the principal of the Trust under this Trust Agreement No. 5 property or cash equal to the then value of the separate accounts of the Executives under the Agreements, less the balances in the Executives' accounts provided in Section 7(b) hereof as of the most recent completed valuation thereof, as certified by the Trustee; provided, however, if the Trustee does not so certify by the end of the fourth (4th) business day after the earlier of (i) or (ii) above, then the balances of such accounts shall be deemed to be zero. Any payments by the Trustee pursuant to this Trust Agreement No. 5 shall, to the extent thereof, discharge the obligation of Cleveland-Cliffs to pay benefits under the Agreements.
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       6.     Section 1(g) is amended by adding at the end thereof the
following:

              The Trust is not designed to qualify under section 401(a) of the Code or to be subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
              The Trust established under this Trust Agreement No. 5 does not fund and is not intended to fund the Plan or any other employee benefit plan or program of Cleveland-Cliffs. Such Trust is and is intended to be a depository arrangement with the Trustee for the setting aside of cash and other assets of Cleveland-Cliffs as and when it so determines in its sole discretion for the meeting of part or all of its future obligations with respect to Benefits to some or all of the Trust Beneficiaries under the Plan.

       7.     Section 2(a) is amended to read as follows:
                     (a)    Provided that the Trustee has not received notice
              as provided in Section 3 hereof that Cleveland-Cliffs is Insolvent, the Trustee shall make payments of Benefits to each Trust Beneficiary from the assets of the Trust in accordance with the terms of the Agreements and subject to Section 9 hereof. The Trustee shall make provision for withholding of any federal, state, or local taxes that may be required to be
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              withheld by the Trustee in connection with the payment of any
              Benefits hereunder.
        8.    Section 4 is amended to read as follows:
        4.    Payments to Cleveland-Cliffs: Cleveland-Cliffs shall have no right or power to direct the Trustee to return any of the Trust assets to Cleveland-Cliffs before all payments of Benefits have been made to all Trust Beneficiaries as herein provided.
        9. Section 5 is amended by adding the following at the end of the second sentence thereof:
        , and including investments in common or collective funds or trusts, and mutual funds or investment companies, including affiliated investment companies and 12 B-l funds. Cleveland-Cliffs acknowledges and agrees that the Trust may receive fees as a participating depository institution for services relating to the investment of funds in an eligible mutual fund.
        10.    Section 7 is amended to read as follows:
               7.     Accounting by Trustee: (a) The Trustee shall maintain
        such books, records and accounts as may be necessary for the proper administration of the Trust assets, including such specific records as shall be agreed upon in writing by Cleveland-Cliffs and the Trustee, and shall render to Cleveland-Cliffs within
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              60 days following the close of each calendar year following the date of this Trust until the termination of this Trust or the removal or resignation of the Trustee (and within 60 days after the date of such termination, removal or resignation), an accounting with respect to the Trust assets as of the end of the then most recent calendar year (and as of the date of such termination, removal or resignation, as the case may be). The Trustee shall furnish to Cleveland-Cliffs on a quarterly basis
              (or as Cleveland-Cliffs shall direct from time to time) and in a timely manner such information regarding the Trust as Cleveland-Cliffs shall require for purposes of preparing its statements of financial condition. The Trustee shall at all times maintain separate bookkeeping accounts for each Trust Beneficiary as prescribed by Section 7(b) hereof, and shall provide each Trust Beneficiary with an annual statement of his account. Upon the written request of Cleveland-Cliffs or, on or after the date on which a Change of Control has occurred, a Trust Beneficiary, the Trustee shall deliver to such Trust Beneficiary or Cleveland-Cliffs, as the case may be, a written report setting forth the amount held in the Trust and a record of the deposits made with respect thereto by Cleveland-Cliffs. Unless
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              Cleveland-Cliffs or any Trust Beneficiary shall have filed with the Trustee written exception or objection to any such statement and account within 90 days after receipt thereof,
              Cleveland-Cliffs and the Trust Beneficiaries shall be deemed to have approved such statement and account, and in such case the Trustee shall be forever released and discharged with respect to all matters and things reported in such statement and account as though it had been settled by a decree of a court of competent jurisdiction in an action or proceeding to which the Company and the Trust Beneficiaries were parties.
                     (b) The Trustee shall maintain a separate account for each Trust Beneficiary. The Trustee shall credit or debit each Trust Beneficiary's account as appropriate to reflect such Trust Beneficiary's allocable portion of the Trust assets, as such
              Trust assets be adjusted from time to time pursuant to the terms of this Trust Agreement No. 5. Prior to the date of Change of Control, all deposits of principal pursuant to Section l(a)
              hereof shall be allocated as directed by Cleveland-Cliffs; on or after such date deposits of principal, once allocated, may not be reallocated by Cleveland-Cliffs. Income, expense, gain or loss on assets allocated to the separate accounts of the Trust Beneficiaries shall be allocated separately to such accounts by the Trustee in
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              proportion to the balances of the separate accounts of the
              Executives.
              IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have caused this Second Amendment to Trust Agreement No. 5 to be executed on April 9, 1991.

                                        CLEVELAND-CLIFFS INC


                                        By: Richard F. Novak
                                            ----------------
                                        Its: V.P. of Human Resources
                                             ---------------------------------

                                        AMERITRUST COMPANY NATIONAL
                                        ASSOCIATION


                                        By:  J. R. Russell
                                             -------------
                                        Its: Vice President
                                             --------------


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